freshpet

pets · people · planet

Q1 2023

EARNINGS

May 8, 2023



FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Forward-Looking Statements

Certain statements in this presentation by Freshpet, Inc. (the "Company") constitute "forward-looking" statements, which include any statements related to the the Freshpet Kitchens Expansion, our long-term capacity planning, our net sales and Adjusted EBITDA guidance and the Company's general operating and economic environment. These statements are based on management's current opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results. These forward-looking statements are only predictions, not historical fact, and involve certain risks and uncertainties, as well as assumptions. Actual results, levels of activity, performance, achievements and events could differ materially from those stated, anticipated or implied by such forward-looking statements. While Freshpet believes that its assumptions are reasonable, it is very difficult to predict the impact of known factors, and, of course, it is impossible to anticipate all factors that could affect actual results. There are many risks and uncertainties that could cause actual results to differ materially from forward-looking statements made herein, including our long-term capacity planning, and most prominently, the risks discussed under the heading "Risk Factors" in the Company's latest annual report on Form 10-K and quarterly reports on Form 10-Q filed with the Securities and Exchange Commission. Such forward-looking statements are made only as of the date of this presentation. Freshpet undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements.

Non-GAAP Measures

Freshpet uses certain non-GAAP financial measures, including EBITDA, Adjusted EBITDA, Adjusted EBITDA as a % of net sales (Adjusted EBITDA Margin), Adjusted Gross Profit, Adjusted Gross Profit as a % of net sales (Adjusted Gross Margin), Adjusted SG&A and Adjusted SG&A as a % of net sales. These non-GAAP financial measures should be considered as supplements to GAAP reported measures, should not be considered replacements for, or superior to, GAAP measures and may not be comparable to similarly named measures used by other companies.

Freshpet defines EBITDA as net income (loss) plus interest expense, income tax expense and depreciation and amortization expense, and Adjusted EBITDA as EBITDA plus net income (loss) on equity method investment, non-cash share-based compensation, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, and other expenses, including loss on disposal of equipment, COVID-19 expenses and organization changes designed to support long-term growth objectives.

FORWARD LOOKING STATEMENTS & NON-GAAP MEASURES

Freshpet defines Adjusted Gross Profit as gross profit before depreciation expense, COVID-19 expense and non-cash share-based compensation, and Adjusted SG&A as SG&A expenses before depreciation and amortization expense, non-cash share-based compensation, gain (loss) on disposal of equipment, fees related to equity offerings of our common stock, implementation and other costs associated with the implementation of an ERP system, COVID-19 expense and organization changes designed to support long term growth objectives.

Management believes that the non-GAAP financial measures are meaningful to investors because they provide a view of the Company with respect to ongoing operating results. Non-GAAP financial measures are shown as supplemental disclosures in this presentation because they are widely used by the investment community for analysis and comparative evaluation. They also provide additional metrics to evaluate the Company's operations and, when considered with both the Company's GAAP results and the reconciliation to the most comparable GAAP measures, provide a more complete understanding of the Company's business than could be obtained absent this disclosure. Adjusted EBITDA is also an important component of internal budgeting and setting management compensation. The non-GAAP measures are not and should not be considered an alternative to the most comparable GAAP measures or any other figure calculated in accordance with GAAP, or as an indicator of operating performance. The Company's calculation of the non-GAAP financial measures may differ from methods used by other companies. Management believes that the non-GAAP measures are important to an understanding of the Company's overall operating results in the periods presented. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

Certain of these measures represent the Company's guidance for fiscal year 2023. The Company is unable to reconcile these forward-looking non-GAAP financial measures to the most directly comparable GAAP measures without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and impact of certain items, including the timing of and amount of costs of goods sold and selling, general and administrative expenses, that would be expected to impact GAAP measures for these periods but would not impact the non-GAAP measures. The unavailable information could significantly impact our financial results. These items are not within the Company's control and may vary greatly between periods. Based on the foregoing, the Company believes that providing estimates of the amounts that would be required to reconcile these forecasted non-GAAP measures to forecasted GAAP measures would imply a degree of precision that would be confusing or misleading to investors for the reasons identified above.


freshpet
FRESHPET STRENGTHENS THE BOND BETWEEN **PEOPLE** AND OUR **PETS** SO THAT WE BOTH LIVE LONGER, HEALTHIER AND HAPPIER LIVES WHILE BEING KIND TO THE **PLANET.**
NOURISHING PETS, PEOPLE AND PLANET

PROGRESS REPORT


Advertising & Innovation
Expand HH Penetration
Increase Velocity
Expand Visibility & Availability
Expand Capacity
Leverage Scale in SG&A
Leverage Scale in COGS
Drive Efficiencies in Logistics
2027
freshpet
THE FUTURE IS FRESH
UNLEASHING GROWTH. SCALING PROFITS.



Q1 2023 RESULTS



STRONG START TO 2023 THAT DEMONSTRATES **IMPROVED OPERATING PERFORMANCE AND STRONG GROWTH**

FRESHPET Q1 2023 NET SALES
($ millions)


$132.2
+41%
$167.5
+27%
2022
2023

FRESHPET Q1 2023 ADJ. EBITDA
($ millions)


($0.3)
$3.0
2022
2023

NET SALES GROWTH DRIVEN BY **VOLUME, PRICING/MIX AND PARTIALLY OFFSET BY TRADE INVENTORY RE-FILL IN THE YA**

Q1 2023 NET SALES BRIDGE



14%
15%
-2%
27%
Volume
Pricing/Mix
Trade Inventory Re-fill YA
Net Sales Growth

Q1 2023 NIELSEN CONSUMPTION GROWTH



29%
31%
32%
19%
MegaChannel (xAOC+Pet Superstore)
Total US xAOC
Total US Food
Pet Superstores + PSP

Source: Nielsen consumption data thru 4/1/23 and internal sales data

STRONG IMPROVEMENT ON **INPUT COSTS/PRICING, QUALITY AND LOGISTICS** OFFSET START-UP EXPENSES TO DELIVER IMPROVED ADJ. GROSS MARGIN AND ADJ. EBITDA

Q1 2023 ADJ. GROSS MARGIN



38.3%
38.5%
Q1 2022
Q1 2023
33.9%
30.3%
Gross Margin (GAAP)

KEY OPERATING COSTS

(% of net sales)



6.1%
5.3%
36.1%
34.1%
9.9%
9.3%
Quality
Input Costs
Logistics
Q1 22
Q1 23

ENNIS KITCHEN:
START-UP IS ON-TRACK

- 12 bags sku's qualified for production
- Bag line began shipping product in mid-April
- Chicken processing operation is on-track for start-up in Q2
- Roll line production now 24/7


freshpet
Coy
freshpet
TENDER CHICKEN RECIPE

FY 2023 GUIDANCE



RE-AFFIRMING 2023 GUIDANCE: **FOCUS ON IMPROVING PROFITABILITY WHILE DRIVING GROWTH**

- **Volume cadence:** Shipment growth strongly tied to sequential consumption growth. Year-on-year growth trends skewed by trade inventory re-fill in 2022.
- **Advertising investment:** Investing >25% more in media. Front-loaded to jump start demand.
- **Adj. Gross Margin:** Anticipate further improvement in second half as pricing takes hold and temporary inefficiencies are eliminated. Near-term gains are expected to be offset by underutilized capacity in Ennis.
- **Logistics costs**: Once bag line starts up in Ennis and can produce all sku's, expect to see steady improvement in logistics.

FRESHPET FINANCIAL PROJECTIONS



$800
$700
$600
$500
$400
$300
$200
$100
$0
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$595.3
$20.1
~ $750.0
> $50.0
2022 Actual Results
2023 Guidance
Net Sales ($ millions)
Ad EBITDA ($ millions)

2023 GUIDANCE: **Q2 EXPECTATIONS**

- **Volume cadence:** Q2 2023 is projected to have similar (mid-20's) net sales growth as Q1 2023.
- **Advertising investment:** Very heavy advertising investment to drive renewed engagement and offset impact of last two price increases.
- **Logistics costs**: Q2 2023 will include significant transitory costs of shipping bags from Bethlehem to Dallas to support West Coast shipments while the Ennis bag line ramps up.
- **Adj. Gross Margin:** Full benefit of February price increase and continued improvement in quality to be offset by underutilized capacity in Ennis. Net effect is Q2 2023 Adj. Gross Margin that is slightly below that of Q1 2023.
- **Adj. EBITDA $:** Q2 2023 will be comparable to Q1 2023 due to under-utilization of Ennis bag line, heavy marketing spend, transitory logistics costs, and some catch-up in SG&A.

2023 PLAN: **KEY GROWTH DRIVERS**


STAN, 79
PICKLES, 6

STRONG ADVERTISING INVESTMENT


freshpet
freshpet
Fresh

SIGNIFICANT INCREASE IN RETAIL PRESENCE


SPRING & SPROUT
VITAL
LARGE DOG

NEW PRODUCT LAUNCHES

2023 PLAN: OPERATIONAL IMPROVEMENTS


FOCUSED ON
CAPACITY

Ample capacity


FOCUSED ON
LOGISTICS

More efficient logistics


FOCUSED ON
QUALITY

Improved quality


FOCUSED ON
$
COMMODITY COST MANAGEMENT

Commodity costs in line with pricing


freshpet

HOUSEHOLD PENETRATION & BUYING RATE

CONTINUED GROWTH IN CONSUMER FRANCHISE; **APPROACHING 10MM HH'S WITH VERY STRONG BUYING RATE INCREASE**

FRESHPET PENETRATION GROWTH


9,644,259
9,011,062
7,147,894
6,081,982
4,885,270
+7%
+26%
+18%
+25%
2019
2020
2021
2022
2023
Total Penetration

FRESHPET BUYING RATE


$95.60
$73.83
$74.67
$61.41
$56.12
+28%
+20%
+1%
+9%
2019
2020
2021
2022
2023
Total Buying Rate

Source: Numerator Panel data for the period ending 4/2/23

FRESHPET HEAVY/SUPER HEAVY **BUYERS CONTINUE TO INCREASE**

FRESHPET ULTRA/SUPER HEAVY/HEAVY BUYERS 5 YEAR TREND



Ultra/Super Heavy/Heavy Buyers:
Bought at least $40 in the most recent 10 weeks
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
$290
$270
$250
$230
$210
$190
$170
$150
1,225,758
$184.65
1,622,804
+32%
$192.06
2,197,962
+35%
$206.24
2,839,080
+29%
$203.28
3,340,902
+18%
$243.87
2019
2020
2021
2022
2023
FP RFG U/SH/H Buying HHs
FP RFG U/SH/H Buy Rate

Source: Numerator Data thru 4/2/23

CURRENT CONSUMPTION TRENDS


freshpet
SELECT
ROASTED MEALS

VOLUME GROWTH IS BEGINNING TO DRIVE CONSUMPTION GROWTH AGAIN

FRESHPET NIELSEN MEGA-CHANNEL DOLLAR SALES AND POUNDS GROWTH RATE



$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
70%
60%
50%
40%
30%
20%
10%
0%
-10%
-20%
1/4/2020
2/4/2020
3/4/2020
4/4/2020
5/4/2020
6/4/2020
7/4/2020
8/4/2020
9/4/2020
10/4/2020
11/4/2020
12/4/2020
1/4/2021
2/4/2021
3/4/2021
4/4/2021
5/4/2021
6/4/2021
7/4/2021
8/4/2021
9/4/2021
10/4/2021
11/4/2021
12/4/2021
1/4/2022
2/4/2022
3/4/2022
4/4/2022
5/4/2022
6/4/2022
7/4/2022
8/4/2022
9/4/2022
10/4/2022
11/4/2022
12/4/2022
1/4/2023
2/4/2023
3/4/2023
4/4/2023
Mega Channel $
Pounds vs YA

Source: Nielsen consumption data thru 4/22/23

2-YEAR STACKED **GROWTH REMAINS STRONG**

NIELSEN MEGA-CHANNEL CONSUMPTION GROWTH 2-YEAR STACKED



6/4/22: 70% (43% / 28%)
6/11/22: 67% (40% / 27%)
6/18/22: 65% (40% / 25%)
6/25/22: 60% (36% / 24%)
7/2/22: 57% (35% / 22%)
7/9/22: 56% (36% / 20%)
7/16/22: 53% (36% / 18%)
7/23/22: 54% (37% / 17%)
7/30/22: 52% (37% / 15%)
8/6/22: 53% (39% / 14%)
8/13/22: 52% (39% / 13%)
8/20/22: 53% (37% / 17%)
8/27/22: 56% (38% / 18%)
9/3/22: 57% (36% / 21%)
9/10/22: 56% (38% / 18%)
9/17/22: 55% (37% / 18%)
9/24/22: 59% (39% / 20%)
10/1/22: 60% (38% / 21%)
10/8/22: 57% (35% / 22%)
10/15/22: 58% (36% / 22%)
10/22/22: 58% (36% / 22%)
10/29/22: 56% (35% / 21%)
11/5/22: 58% (35% / 23%)
11/12/22: 57% (35% / 22%)
11/19/22: 54% (33% / 21%)
11/26/22: 58% (33% / 25%)
12/3/22: 56% (31% / 25%)
12/10/22: 57% (31% / 26%)
12/17/22: 57% (29% / 28%)
12/24/22: 72% (39% / 34%)
12/31/22: 53% (26% / 27%)
1/7/23: 59% (28% / 31%)
1/14/23: 65% (28% / 37%)
1/21/23: 61% (34% / 26%)
1/28/23: 61% (31% / 31%)
2/4/23: 67% (30% / 37%)
2/11/23: 70% (30% / 40%)
2/18/23: 75% (32% / 44%)
2/25/23: 78% (30% / 48%)
3/4/23: 72% (30% / 43%)
3/11/23: 71% (28% / 43%)
3/18/23: 66% (29% / 38%)
3/25/23: 69% (27% / 42%)
4/1/23: 66% (26% / 41%)
4/8/23: 75% (27% / 48%)
4/15/23: 61% (18% / 43%)
4/22/23: 65% (29% / 36%)
Previous Year
Current Year

Source: Nielsen Mega-Channel Data thru 4/22/23

Q1 2023 VISIBILITY & AVAILABILITY



STORE COUNT **CONTINUES TO GROW**

FRESHPET STORE COUNT


10,826
13,387
15,015
16,609
18,004
19,499
21,570
22,716
23,631
25,281
25,650
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
YTD 2023

Source: Internal data for the period ending 4/1/23

RETAIL AVAILABILITY **AT RECORD LEVELS**

FRESHPET TOTAL DISTRIBUTION POINTS (TDP'S)

NIELSEN MEGA-CHANNEL


1024
1,100
1,000
900
800
700
600
500
2/20/2021
3/6/2021
3/20/2021
4/3/2021
4/17/2021
5/1/2021
5/15/2021
5/29/2021
6/12/2021
6/26/2021
7/10/2021
7/24/2021
8/7/2021
8/21/2021
9/4/2021
9/18/2021
10/2/2021
10/16/2021
10/30/2021
11/13/2021
11/27/2021
12/11/2021
12/25/2021
1/8/2022
1/22/2022
2/5/2022
2/19/2022
3/5/2022
3/19/2022
4/2/2022
4/16/2022
4/30/2022
5/14/2022
5/28/2022
6/11/2022
6/25/2022
7/9/2022
7/23/2022
8/6/2022
8/20/2022
9/3/2022
9/17/2022
10/1/2022
10/15/2022
10/29/2022
11/12/2022
11/26/2022
12/10/2022
12/24/2022
1/7/2023
1/21/2023
2/4/2023
2/18/2023
3/4/2023
3/18/2023
4/1/2023
4/15/2023

Source: Nielsen Mega-Channel Data thru 4/22/23

APPENDIX


freshpet
SELECT
ROASTED MEALS
TENDER CHICKEN RECIPE
freshpet
SELECT
HOME COOKED CHICKEN RECIPE
CHUNKY BEEF RECIPE
freshpet
SELECT
SLICE & SERVE ROLL
TENDER CHICKEN RECIPE
freshpet
SELECT
SLICE & SERVE ROLL

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN GROSS PROFIT AND ADJUSTED GROSS PROFIT

	Three Months Ended March 31,	
	2023	2022
	(Dollars in thousands)	
Gross profit	$ 50,829	$ 44,753
Depreciation expense	10,721	4,701
Non-cash share-based compensation	2,956	1,168
Adjusted Gross Profit	**$ 64,506**	**$ 50,622**
Adjusted Gross Profit as a % of Net Sales	38.5%	38.3%

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN SG&A EXPENSES AND ADJUSTED SG&A EXPENSES

	Three Months Ended March 31,	
	2023	2022
	(Dollars in thousands)	
SG&A expenses	$ 72,271	$ 60,631
Depreciation and amortization expense	3,771	3,285
Non-cash share-based compensation	5,459	5,127
Loss on disposal of equipment	268	43
Enterprise Resource Planning (a)	801	1,018
Capped Call Transactions fees (b)	113	—
Activism engagement (c)	389	—
Adjusted SG&A Expenses	**$ 61,470**	**$ 51,158**
Adjusted SG&A Expenses as a % of Net Sales	36.7%	38.7%

(a)Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.
(b)Represents fees associated with the Capped Call Transactions purchases.
(c)Represents advisory fees related to activism engagement.

FRESHPET, INC. AND SUBSIDIARIES
RECONCILIATION BETWEEN NET (LOSS) AND ADJUSTED EBITDA

	Three Months Ended March 31, 2023	Three Months Ended March 31, 2022
	(Dollars in thousands)	
Net loss	$ (24,786)	$ (17,542)
Depreciation and amortization	14,492	7,986
Interest expense, net of interest income	2,225	571
Income tax expense	70	41
EBITDA	**$ (7,999)**	**$ (8,944)**
Loss on equity method investment	980	1,310
Loss on disposal of equipment	268	43
Non-cash share-based compensation	8,415	6,295
Enterprise Resource Planning (a)	801	1,018
Capped Call Transactions fees (b)	113	—
Activism engagement (c)	389	—
Adjusted EBITDA	**$ 2,967**	**$ (278)**
Adjusted EBITDA as a % of Net Sales	1.8%	-0.2%

(a) Represents implementation, amortization of deferred implementation costs and other costs associated with the implementation of an ERP system.
(b) Represents fees associated with the Capped Call Transactions purchases.
(c) Represents advisory fees related to activism engagement.

2027

freshpet®

THE FUTURE IS FRESH

UNLEASHING GROWTH. SCALING PROFITS.

